Exhibit 28 (a) under Form N-1A
Exhibit 3 (i) under Item 601/Reg. S-K

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

FEDERATED GOVERNMENT INCOME SECURITIES, INC., a Maryland corporation having post office addresses in the City of Pittsburgh, Pennsylvania and the city of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

WHEREAS, the Corporation desires to restate its charter as currently in effect. The Charter as restated is as follows:

FIRST:	The name of the corporation is Federated Government Income Securities, Inc. ("Corporation").
SECOND:	The purpose for which the Corporation is formed is to act as an open-end investment company registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 as amended (the "1940 Act") and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law now or hereafter in force.
THIRD:	The post office address of the principal office of the Corporation in the State of Maryland is: c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, which is a corporation organized and existing under the laws of the State of Maryland, the address of which is 32 South Street, Baltimore, Maryland 21202.
FOURTH:	(a) The Corporation is authorized to issue shares of common stock, par value $0.001 per share. The aggregate par value of all shares which the Corporation is authorized to issue is $2,000,000. Subject to the following paragraph, the authorized shares are classified as $500,000,000 shares of the Class A Shares, $500,000,000 shares of the Class B Shares, $500,000,000 shares of the Class C Shares, and $500,000,000 shares of the Class F Shares.
(b)	The Board of Directors is authorized to classify or to reclassify (i.e., into series and classes within series), from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of or rights to require redemption of the stock.

Unless otherwise provided by the Board of Directors prior to the issuance of the stock, the shares of any and all classes of stock shall be subject to the following:

(i)	The Board of Directors may redesignate a class of stock whether or not shares of such class are issued and outstanding, provided that such redesignation does not affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such class of stock.
(ii)	The assets attributable to each class may be invested in a common investment portfolio. The assets and liabilities of each series and the income and expenses of each class of the Corporation's stock shall be determined separately and, accordingly, the net asset value of shares of the Corporation's stock may vary from class to class. The income or gain and the expense or liabilities of the Corporation shall be allocated to each class of stock as determined by or under the direction of the Board of Directors.
(iii)	Shares of each class of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class. Dividends or distributions shall be paid on shares of a class of stock only out of the assets belonging to that series, reflecting expenses attributable to such class.
(iv)	In the event of the liquidation or dissolution of the Corporation, the stockholders of each class of the Corporation's stock shall be entitled to receive, as a class, out of the assets of the Corporation available for distribution to stockholders, the assets attributable to that class less the liabilities or expenses allocated to that class. The assets so distributable to the stockholders of a class shall be distributed among such stockholders in proportion to the number of shares of that class held by them multiplied by the net asset value of a share of such class on the date of determination and recorded on the books of the Corporation. In the event that there are any assets available for distribution that are not attributable to any particular class of stock, such assets shall be allocated to all classes in proportion to the net asset value of the respective classes.
(v)	All holders of shares of stock shall vote as a single class except as may be otherwise required by law pursuant to the 1940 Act or any applicable order, rule or interpretation issued by the Securities and Exchange Commission, or otherwise, and except with respect to any matter which affects only one or more series or classes of stock, in which case only the holders of shares of the series or classes affected shall be entitled to vote.
(c)	The Corporation may issue fractional shares. Any fractional share shall carry proportionately all the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and the right to receive dividends.

FIFTH:	(a) The number of Directors of the Corporation shall be thirteen.

The number may be changed by the Bylaws of the Corporation or by the Board of Directors pursuant to the Bylaws.

(b)	The name of the Directors who shall act until their successors are elected and qualify, are:
Thomas G. Bigley	Edward L. Flaherty, Jr,
John T. Conroy, Jr.	Peter E. Madden
William J. Copeland	Gregor F. Meyer
John F. Donahue	John E. Murray, Jr.
James E. Dowd	Wesley W. Posvar
Lawrence D. Ellis, M.D.	Marjorie P. Smuts
Richard B. Fisher
SIXTH:	(a) To the extent the Corporation has funds or property legally available therefor, each shareholder shall have the right at such times as may be permitted by the Corporation, but no less frequently than as required under the 1940 Act, to require the Corporation to redeem all or any part of its shares at a redemption price equal to the net asset value per share next determined after the shares are tendered for redemption, less any applicable redemption fee or deferred and/or contingent deferred sales charge as determined by the Board of Directors. The Board of Directors may adopt requirements and procedures for redemption of shares.

Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the shareholders to require the Corporation to redeem shares of any series or class pursuant to the applicable rules and regulations, or any order, of the Securities and Exchange Commission.

(b)	The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem any shareholder's shares of any series or class for their then current net asset value per share if at such time the shareholder owns shares having an aggregate net asset value of less than $500 or such lesser or greater amount for such series or class set forth in the current registration statement of the Corporation filed with the Securities and Exchange Commission, or regardless of the amount, if a shareholder fails to supply a valid taxpayer identification number.
(c)	Each share is subject to redemption by the Corporation at the redemption price computed in the manner set forth in subparagraph (a) of Article SIXTH of these Amended and Restated Articles of Incorporation at any time if the Board of Directors, in its sole discretion, determines that failure to so redeem may result in a material adverse impact on the Corporation or its shareholders.
SEVENTH:	The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the Directors and shareholders:
(a)	No shareholder shall have any pre-emptive or preferential right of subscription to any shares of any series or class whether now or hereafter authorized.
(b)	Without the vote of the shares of any class of stock of the Corporation then outstanding (unless stockholder approval is otherwise required by applicable law) the Corporation may, if approved by the Board of Directors:

(i)	Sell and convey the assets belonging or attributed to a class or series of stock to another corporation or trust that is a management investment company (as defined in the Investment Company Act of 1940, as amended) and is organized under the laws of any state of the United States for consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging or attributed to such class and which may include securities issued by such corporation or trust. Following such sale and conveyance, and after making provision for the payment of any liabilities belonging to attributed to such class that are not assumed by the purchaser of the assets belonging or attributed to such class, the Corporation may, at its option, redeem all outstanding shares of such class at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors. Notwithstanding any other provision of the Charter of the Corporation to the contrary, the redemption price may be paid in any combination of cash or other assets belonging to attributed to the class, including but not limited to, the distribution of the securities or other consideration received by the Corporation for the assets belonging or attributed to such class upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate consistent with applicable law and the Charter of the Corporation.

(ii) Sell and convert the assets belonging or attributed to a class or series of stock into money and, after making provision for the payment of all obligations, taxes and other liabilities, accrued or contingent, belonging or attributed to such class, the Corporation may, at its option (a) redeem all outstanding shares of such class at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors that the Board of Directors deems, in its sole discretion, to be appropriate consistent with applicable law and the Charter of the Corporation, or (b) combine the assets belonging or attributed to such class following such sale and conversion with the assets belonging or attributed or more other classes of stock; or

(iii) Combine the assets belonging or attributed to a class or series of stock with the assets belonging or attributed to any one or more classes or series of stock of the Corporation if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the stockholders of any class or series of stock of the Corporation participating in such combination. In connection with any such combination of assets, the shares of any class or series of stock of the Corporation then outstanding may, if so determined by the Board of Directors, be converted into shares of any other class or classes or series of stock of the Corporation with respect to which conversion is permitted by applicable law, or may be redeemed, at the option of the Corporation, at the net asset value thereof as determined by the Board of Directors, less such redemption fee or charge, if any, as may be fixed by resolution of the Board of Directors, upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate consistent with applicable laws and the Charter of the Corporation. Notwithstanding any other provision of this Charter to the contrary, any redemption price, or part thereof, may be paid in shares of any other existing or future class or classes of stock of the Corporation.

(iv) Any redemption made pursuant to this section shall be made and be effective upon terms, at the time and in accordance with procedures specified by the Board of Directors. At such time as the redemption is effective, all rights of the holders of such shares shall cease and terminate, except the right to receive the redemption payment, and the shares so redeemed shall no longer be outstanding for any purpose.”

(c)	In addition to its other powers explicitly or implicitly granted under these Amended and Restated Articles of Incorporation, by law or otherwise, the Board of Directors of the Corporation (i) is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation, (ii) may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the shareholders, and no shareholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation, (iii) is empowered to authorize, without shareholder approval, the issuance and sale from time to time of shares of stock of the Corporation whether now or hereafter authorized on such terms and for such consideration as the Board of Directors may determine, and (iv) is authorized to adopt procedures for determination of and, to the extent deemed desirable by the Board of Directors, to maintain the constant the net asset value of shares of the Corporation's stock.
(d)	Notwithstanding any provision of the laws of the State of Maryland requiring a greater proportion than a majority of the votes of any or all series or classes of shares entitled to be cast to take or authorize any action, the Corporation shall, except to the extent otherwise required by the 1940 Act, take or authorize any such action that otherwise requires a greater proportion of votes upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.
(e)	The Corporation shall take or authorize any action permitted by the laws of the State of Maryland to be taken upon the concurrence of a majority of shareholders present and voting thereon.
(f)	The Corporation reserves the right from time to time to make any amendment of its Charter now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its Charter, of any outstanding shares or any series or class.
(g)	The Board of Directors is expressly authorized to declare and pay dividends and distributions in cash, securities or other property from surplus or any funds legally available therefor, at such intervals (which may be as frequently as daily) or on such other periodic basis, as it shall determine, for any series or class of stock of the Corporation; to declare such dividends or distributions for any series or class of stock of the Corporation by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions for any series or class of stock of the Corporation on any basis, including dates occurring less frequently than the effectiveness of declarations thereof; and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of shareholders of such series or class of stock redeeming their entire ownership of shares.
(h)	Any determination made in good faith by or pursuant to the direction of the Board of Directors as to the amount of the assets, debts, obligations or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment or other asset owned or held by the Corporation, as to the number of shares of any class of stock outstanding, as to the income of the Corporation or as to any other matter relating to the determination of net asset value, the declaration of dividends or the issue, sale, redemption or other acquisition of shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.
EIGHTH:	(a) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.
(b)	The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.
(c)	No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.
(d)	References to the Maryland General Corporation Law in these Amended and Restated Articles of Incorporation are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

The foregoing restatement to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation as well as a majority of the stockholders; and the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

The provisions set forth in these Articles of Restatement are all the provisions of the Charter currently in effect. The current address of the principal office of the Corporation, the name and address of the Corporation’s resident agent and the number of Directors of the Corporation and the names of those currently in office are stated above.

IN WITNESS WHEREOF, Federated Government Income Securities, Inc. has caused these presents to be signed in its name and on its behalf by its Executive Vice President and witnessed by its Assistant Secretary on July 17, 1996.

The undersigned, John W. McGonigle, Executive Vice President and Secretary of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:	FEDERATED GOVERNMENT INCOME SECURITIES, INC.
/s/ S. Elliott Cohan	/s/ John W. McGonigle
S. Elliott Cohan	John W. McGonigle
Assistant Secretary	Executive Vice President and Secretary

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

CERTIFICATE OF CORRECTION

Federated Government Income Securities, Inc., a Maryland corporation having post office addresses in the City of Pittsburgh, Pennsylvania and its principal office in the State of Maryland in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The title of the document being corrected is:

“AMENDED AND RESTATED Articles of INCORPORATION”

SECOND: The only party to the document being corrected is Federated Government Income Securities, Inc.

THIRD:       The document being corrected was filed with the State Department of Assessments and Taxation of Maryland on August 5, 1996.

FOURTH: A. Article FOURTH (a) of the Amended and Restates Articles of Incorporation as filed on August 5, 1996, reads as follows:

“FOURTH: (a) The Corporation is authorized to issue shares of common stock, par value $0.001 per share. The aggregate par value of all shares which the Corporation is authorized to issue is $2,000,000. Subject to the following paragraph, the authorized shares are classified as $500,000,000 shares of the Class A Shares, $500,000,000 shares of the Class B Shares, $500,000,000 shares of the Class C Shares, and $500,000,000 shares of the Class F Shares.”

B.	As corrected, Article FOURTH (a) of the Amended and Restated Articles of Incorporation reads as follows:

“FOURTH: (a) The Corporation is authorized to issue shares of common stock, par value $0.001 per share. The aggregate par value of all shares which the Corporation is authorized to issue is $2,000,000. Subject to the following paragraph, the authorized shares are classified as 500,000,000 shares of the Class A Shares, 500,000,000 shares of the Class B Shares, 500,000,000 shares of the Class C Shares, and 500,000,000 shares of the Class F Shares.”

FIFTH: A. Article SEVENTH (b) of the Amended and Restates Articles of Incorporation as filed on August 5, 1996, reads as follows:

“SEVENTH: (b) Without the vote of the shares of any class of stock of the Corporation then outstanding (unless stockholder approval is otherwise required by applicable law) the Corporation may, if approved by the Board of Directors:

(i)	Sell and convey the assets belonging or attributed to a class or series of stock to another corporation or trust that is a management investment company (as defined in the Investment Company Act of 1940, as amended) and is organized under the laws of any state of the United States for consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging or attributed to such class and which may include securities issued by such corporation or trust. Following such sale and conveyance, and after making provision for the payment of any liabilities belonging to attributed to such class that are not assumed by the purchaser of the assets belonging or attributed to such class, the Corporation may, at its option, redeem all outstanding shares of such class at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors. Notwithstanding any other provision of the Charter of the Corporation to the contrary, the redemption price may be paid in any combination of cash or other assets belonging to attributed to the class, including but not limited to, the distribution of the securities or other consideration received by the Corporation for the assets belonging or attributed to such class upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate consistent with applicable law and the Charter of the Corporation.

(ii)	Sell and convert the assets belonging or attributed to a class or series of stock into money and, after making provision for the payment of all obligations, taxes and other liabilities, accrued or contingent, belonging or attributed to such class, the Corporation may, at its option (a) redeem all outstanding shares of such class at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors that the Board of Directors deems, in its sole discretion, to be appropriate consistent with applicable law and the Charter of the Corporation, or (b) combine the assets belonging or attributed to such class following such sale and conversion with the assets belonging or attributed or more other classes of stock; or

(iii)	Combine the assets belonging or attributed to a class or series of stock with the assets belonging or attributed to any one or more classes or series of stock of the Corporation if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the stockholders of any class or series of stock of the Corporation participating in such combination. In connection with any such combination of assets, the shares of any class or series of stock of the Corporation then outstanding may, if so determined by the Board of Directors, be converted into shares of any other class or classes or series of stock of the Corporation with respect to which conversion is permitted by applicable law, or may be redeemed, at the option of the Corporation, at the net asset value thereof as determined by the Board of Directors, less such redemption fee or charge, if any, as may be fixed by resolution of the Board of Directors, upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate consistent with applicable laws and the Charter of the Corporation. Notwithstanding any other provision of this Charter to the contrary, any redemption price, or part thereof, may be paid in shares of any other existing or future class or classes of stock of the Corporation.

(iv)	Any redemption made pursuant to this section shall be made and be effective upon terms, at the time and in accordance with procedures specified by the Board of Directors. At such time as the redemption is effective, all rights of the holders of such shares shall cease and terminate, except the right to receive the redemption payment, and the shares so redeemed shall no longer be outstanding for any purpose.”

B.	As corrected, Article SEVENTH (b) of the Amended and Restated Articles of Incorporation reads as follows:

“SEVENTH: (b) [RESERVED]”

IN WITNESS WHEREOF, Federated Government Income Securities, Inc. has caused these presents to be signed in its name and on its behalf by its duly authorized officers who acknowledge that this Certificate of Correction is the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein relating to the authorization and approval of this Certificate are true in all material respects, and that this statement is made under the penalties of perjury.

ATTEST:	FEDERATED GOVERNMENT INCOME SECURITIES, INC.
/s/ S. Elliott Cohan	/s/ John W. McGonigle
S. Elliott Cohan	John W. McGonigle
Assistant Secretary	Executive Vice President and Secretary

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

CERTIFICATE OF CORRECTION

Federated Government Income Securities, Inc., a Maryland corporation (the “Corporation”), hereby certifies that:

FIRST:       The title of the document being corrected is:

“CERTIFICATE OF CORRECTION”

SECOND: The only party to the document being corrected is Federated Government Income Securities, Inc.

THIRD: The document being corrected was filed with the State Department of Assessments and Taxation of Maryland on October 21, 1996.

FOURTH: A. Article FOURTH B of the Certificate of Correction as filed on October 21, 1996, reads as follows:

“FOURTH: (a) The Corporation is authorized to issue shares of common stock, par value $0.001 per share. The aggregate par value of all shares which the Corporation is authorized to issue is $2,000,000. Subject to the following paragraph, the authorized shares are classified as 500,000,000 shares of the Class A Shares, 500,000,000 shares of the Class B Shares, 500,000,000 shares of the Class C Shares, and 500,000,000 shares of the Class F Shares.”

B. As corrected, Article Fourth B of the Certificate of Correction reads as follows:

“FOURTH: (a) The Corporation is authorized to issue two billion (2,000,000,000) shares of common stock, par value $0.001 per share. The aggregate par value of all shares which the Corporation is authorized to issue is $2,000,000. Subject to the following paragraph, the authorized shares are classified as 500,000,000 shares of the Class A Shares, 500,000,000 shares of the Class B Shares, 500,000,000 shares of the Class C Shares, and 500,000,000 shares of the Class F Shares.”

IN WITNESS WHEREOF, Federated Government Income Securities, Inc. has caused these presents to be signed in its name and on its behalf, as of April 11, 1997, by its duly authorized officers who acknowledge that this Certificate of Correction is the act of the Corporation, that to the best of their knowledge, information, and belief, all matters and facts set forth herein that are required to be executed under oath are true in all material respects, and that this statement is made under the penalties of perjury.

ATTEST:	FEDERATED GOVERNMENT INCOME SECURITIES, INC.
/s/ S. Elliott Cohan	/s/ John W. McGonigle
S. Elliott Cohan	John W. McGonigle
Assistant Secretary	Executive Vice President and Secretary

ARTICLES SUPPLEMENTARY

OF

FEDERATED GOVERNMENT INCOME SECURITES, INC.

FEDERATED GOVERNMENT INCOME SECURITIES, INC., a Maryland corporation having its principal office in the State of Maryland in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is authorized to issue two billion (2,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $2,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND: The Board of Directors of the Corporation hereby reclassifies 200,000,000 shares of the authorized and unissued shares of Federated Government Income Securities, Inc. Class B Shares, 200,000,000 shares of Class C Shares and 100,000,000 shares of Class F Shares (a total of 500,000,000 shares), into Federated Government Income Securities, Inc. Class T Shares.

THIRD: Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue two billion (2,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $2,000,000 which were classified as follows:

CLASSES	SHARES
Federated Government Income Securities, Inc. Class A Shares	500,000,000
Federated Government Income Securities, Inc. Class B Shares	500,000,000
Federated Government Income Securities, Inc. Class C Shares	500,000,000
Federated Government Income Securities, Inc. Class F Shares	500,000,000
Aggregate Authorized Shares	2,000,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue two billion (2,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $2,000,000 classified as follows:

CLASSES	SHARES
Federated Government Income Securities, Inc. Class A Shares	500,000,000
Federated Government Income Securities, Inc. Class B Shares	300,000,000
Federated Government Income Securities, Inc. Class C Shares	300,000,000
Federated Government Income Securities, Inc. Class F Shares	400,000,000
Federated Government Income Securities, Inc. Class T Shares	500,000,000
Aggregate Authorized Shares	2,000,000,000

FOURTH: The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms of condition of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation.

FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: The Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on

February 22, 2017.

The undersigned, President and Assistant Secretary of the Corporation, hereby acknowledge that these Articles Supplementary are the act of the Corporation, and that to the best of their knowledge, information and belief, all the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:	FEDERATED GOVERNMENT INCOME SECURITIES, INC.

By:/s/ George F. Magera	By:/s/ J. Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President

ARTICLES SUPPLEMENTARY

OF

FEDERATED GOVERNMENT INCOME SECURITES, INC.

FEDERATED GOVERNMENT INCOME SECURITIES, INC., a Maryland corporation having its principal office in the State of Maryland in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is authorized to issue two billion (2,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $2,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND: The Board of Directors of the Corporation hereby reclassifies 300,000,000 shares of the authorized and unissued shares of Federated Government Income Securities, Inc. Class B Shares as authorized but unclassified and unissued shares of the Corporation.

THIRD: Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue two billion (2,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $2,000,000 which were classified as follows:

CLASSES	SHARES
Federated Government Income Securities, Inc. Class A Shares	500,000,000
Federated Government Income Securities, Inc. Class B Shares	300,000,000
Federated Government Income Securities, Inc. Class C Shares	300,000,000
Federated Government Income Securities, Inc. Class F Shares	400,000,000
Federated Government Income Securities, Inc. Class T Shares	500,000,000
Aggregate Authorized Shares	2,000,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue two billion (2,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $2,000,000 classified as follows:

CLASSES	SHARES
Federated Government Income Securities, Inc. Class A Shares	500,000,000
Federated Government Income Securities, Inc. Class C Shares	300,000,000
Federated Government Income Securities, Inc. Class F Shares	400,000,000
Federated Government Income Securities, Inc. Class T Shares	500,000,000
Federated Government Income Securities, Inc. Unclassified Shares	300,000,000
Aggregate Authorized Shares	2,000,000,000

FOURTH: The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms of condition of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation.

FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: The Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on

January 17, 2018.

The undersigned, President and Assistant Secretary of the Corporation, hereby acknowledge that these Articles Supplementary are the act of the Corporation, and that to the best of their knowledge, information and belief, all the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:	FEDERATED GOVERNMENT INCOME SECURITIES, INC.

By: /s/ George F. Magera	By: /s/ J. Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President

ARTICLES SUPPLEMENTARY

OF

FEDERATED GOVERNMENT INCOME SECURITES, INC.

FEDERATED GOVERNMENT INCOME SECURITIES, INC., a Maryland corporation having its principal office in the State of Maryland in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is authorized to issue two billion (2,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $2,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND: The Board of Directors of the Corporation hereby reclassifies 300,000,000 shares of the authorized and unissued shares of Federated Government Income Securities, Inc. but unclassified and as authorized Institutional Shares of the Corporation.

THIRD: Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue two billion (2,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $2,000,000 which were classified as follows:

CLASSES	SHARES

Federated Government Income Securities, Inc. Class A Shares	500,000,000
Federated Government Income Securities, Inc. Class C Shares	300,000,000
Federated Government Income Securities, Inc. Class F Shares	400,000,000
Federated Government Income Securities, Inc. Class T Shares	500,000,000
Federated Government Income Securities, Inc. Unclassified Shares	300,000,000
Aggregate Authorized Shares	2,000,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue two billion (2,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $2,000,000 classified as follows:

CLASSES	SHARES

Federated Government Income Securities, Inc. Class A Shares	500,000,000
Federated Government Income Securities, Inc. Class C Shares	300,000,000
Federated Government Income Securities, Inc. Class F Shares	400,000,000
Federated Government Income Securities, Inc. Class T Shares	500,000,000
Federated Government Income Securities, Inc. Institutional Shares	300,000,000
Aggregate Authorized Shares	2,000,000,000

FOURTH: The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms of condition of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation.

FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: The Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on

March 1, 2020.

The undersigned, President and Assistant Secretary of the Corporation, hereby acknowledge that these Articles Supplementary are the act of the Corporation, and that to the best of their knowledge, information and belief, all the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:	FEDERATED GOVERNMENT INCOME SECURITIES, INC.

By: /s/ George F. Magera	By:/s/ J. Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President

FEDERATED HERMES GOVERNEMENT INCOME SECURITIES, INC.

ARTICLES OF AMENDMENT

FEDERATED GOVERNEMENT INCOME SECURITIES, INC., a Maryland corporation (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation that:

FIRST: The charter of the Corporation is amended to change the name of the Corporation by amending Article First of the Articles of Incorporation to read:

FIRST: The name of the corporation is Federated Hermes Government Income Securities, Inc.

SECOND: The foregoing amendment to the charter of the Corporation was approved by a majority of the entire Board of Directors of the Corporation; the charter amendment is limited to a change expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by stockholders.

THIRD: These Articles of Amendment will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, Federated Hermes Government Income Securities, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf as of May 18, 2020, by its duly authorized officers, who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth therein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

WITNESS:	FEDERATED HERMES GOVERNMENT INCOME SECURITIES, INC.

By: /s/ George F. Magera	By: /s/ J. Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President

ARTICLES SUPPLEMENTARY

OF

FEDERATED HERMES GOVERNMENT INCOME SECURITES, INC.

FEDERATED HERMES GOVERNMENT INCOME SECURITIES, INC., a Maryland corporation having its principal office in the State of Maryland in Baltimore, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is authorized to issue two billion (2,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $2,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND: The Board of Directors of the Corporation hereby reclassifies 500,000,000 shares of the authorized and unissued shares of Federated Hermes Government Income Securities, Inc. Class T Shares as authorized but unclassified and unissued shares of the Corporation.

THIRD: Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue two billion (2,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $2,000,000 which were classified as follows:

CLASSES	SHARES

Federated Hermes Government Income Securities, Inc. Class A Shares	500,000,000
Federated Hermes Government Income Securities, Inc. Class C Shares	300,000,000
Federated Hermes Government Income Securities, Inc. Class F Shares	400,000,000
Federated Hermes Government Income Securities, Inc. Class T Shares	500,000,000
Federated Hermes Government Income Securities, Inc. Institutional Shares	300,000,000
Aggregate Authorized Shares	2,000,000,000

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue two billion (2,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $2,000,000 classified as follows:

CLASSES	SHARES

Federated Hermes Government Income Securities, Inc. Class A Shares	500,000,000
Federated Hermes Government Income Securities, Inc. Class C Shares	300,000,000
Federated Hermes Government Income Securities, Inc. Class F Shares	400,000,000
Federated Hermes Government Income Securities, Inc. Institutional Shares	300,000,000
Federated Hermes Government Income Securities, Inc. Unclassified Shares	500,000,000
Aggregate Authorized Shares	2,000,000,000

FOURTH: The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation’s charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms of condition of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation.

FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH: The Articles Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on

November 18, 2020.

The undersigned, President and Assistant Secretary of the Corporation, hereby acknowledge that these Articles Supplementary are the act of the Corporation, and that to the best of their knowledge, information and belief, all the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:	FEDERATED HERMES GOVERNMENT INCOME SECURITIES, INC.

By: /s/ George F. Magera	By: /s/ J. Christopher Donahue
George F. Magera	J. Christopher Donahue
Assistant Secretary	President